SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 18, 1998
(Date of earliest event reported)

Commission File No.  333-56081



                       Chase Mortgage Finance Corporation
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        Delaware                                           52-1495132
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


343 Thornall Street
Edison, New Jersey                                           08837
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Address of principal executive offices                     (Zip Code)


                                 (732) 205-0600
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               Registrant's Telephone Number, including area code


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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description

(99)                                         Computational Materials
                                             prepared by Lehman Brothers Inc.
                                             in connection with Chase Mortgage
                                             Finance Corporation, Multi-Class
                                             Mortgage Pass-Through
                                             Certificates, Series 1998-S8

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION


December 18, 1998

                                              By: /s/ Eileen Lindblom
                                                  ------------------------------
                                                  Name:  Eileen Lindblom
                                                  Title: Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

  (99)                  Computational Materials                      P
                        prepared by Lehman Brothers Inc.
                        in connection with Chase Mortgage
                        Finance Corporation, Multi-Class
                        Mortgage Pass-Through
                        Certificates, Series 1998-S8